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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 29, 2002



                                  VillageEDOCS
             (Exact name of registrant as specified in its charter)


          California                   000-31395               33-0668917
 ----------------------------      -----------------      -------------------
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)

                     14471 Chambers Rd.                          92780
                Ste. 105, Tustin, California
          ----------------------------------------   ---------------------------
          (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (714) 734-1030


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Item 5.  Other Events.

     Shares of the Registrant's common stock are now trading on the Over-The-Counter Bulletin Board (OTCBB) under the symbol "VEDO." The Company currently has approximately 14 million shares outstanding.

Item 7.  Financial Statements and Exhibits.

     The following is furnished as an Exhibit to this Report:

     Exhibit 99.1 Press Release Dated January 29, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VillageEDOCS

                                                         (Registrant)


     February 1, 2002                             /s/ Michael Richard
     ----------------                             -----------------------------
       Date                                       Michael Richard, Controller